UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

HARBOR FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of Harbor Funds to Be Held on December 14, 2010.

As a shareholder, it is important for you to Vote!

On the back of this notice, you will find a summary of the proposal that requires a shareholder vote at the Meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Form of Proxy for this Meeting are available at:

https://www.proxy-direct.com/hbf21895

If you want to receive a paper copy of the Proxy Statement and Form of Proxy or an e-mail with a link to these materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3 business days of receipt of the request. Please make your request as soon as possible, but no later than 10 calendar days before the Meeting Date to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE USING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/hbf21895

On this site you can view the Proxy Statement and Form of Proxy online, vote your shares, request paper copies, request an e-mail with a link to the materials and set future delivery preferences. Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain Paper Copies of the Proxy Statement and Form of Proxy with an option to set future delivery preferences by touch tone phone. Call Toll Free from the U.S. or Canada at NO CHARGE to you.

Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the shareholder meeting and set future delivery preferences.

-   Provide only your 14 Digit Control Number & 8 Digit Security Code as listed on this notice in your e-mail request for materials.

-   If you want to elect to receive all future proxy materials in paper form, or via e-mail, please note your request, and for e-mail, provide your address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN 10 CALENDAR DAYS BEFORE THE MEETING TO FACILITATE TIMELY DELIVERY.

The Special Meeting of Shareholders of the Harbor Funds will be held at 10:00 a.m. Central time, on

December 14, 2010 at Harbor Funds’ offices at 111 South Wacker Drive, Chicago, Illinois 60606.

Your Fund Holdings

Harbor Funds	Harbor Funds	Harbor Funds
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22	Fundname Drop-In 23	Fundname Drop-In 24
Fundname Drop-In 25	Fundname Drop-In 26	Fundname Drop-In 27
Fundname Drop-In 28

The following matters will be considered at the Meeting:

1.	To elect the following three nominees to the Board of Trustees of Harbor Funds:

01. Raymond J. Ball	02. Donna J. Dean	03. Randall A. Hack

The Board recommends you vote FOR the election of all three nominees.

If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposal.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement?

Your funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

HBF_21895_NA_093010